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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JUNE 4, 2008

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                      000-30973                 38-3516922
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

 102 EAST FRONT STREET, MONROE, MICHIGAN                                48161
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On June 4, 2008, the Company's Compensation Committee implemented the MBT Financial Corp. 2008 Stock Incentive Plan (the "Plan") which was approved by shareholders at the Annual Meeting of Shareholders held on May 1, 2008. A summary of the principal provisions of the Plan appears below. The summary is qualified in its entirety by reference to the complete text of the Plan that is attached as Exhibit 10 to this report on Form 8-K.

SUMMARY OF THE PLAN

Administration:

     The Plan will be administered by a committee of the Board of Directors that is comprised of at least three Directors who qualify as: "outside directors" as defined in Section 162(m) of the Internal Revenue Code (the "Code"); and "independent director" as defined in the Nasdaq Stock Market rules; and "non-employee directors" as defined in SEC Rule 16b-3. The Board's Compensation Committee (the "Committee"), which meets all of the foregoing criteria, has been appointed to administer the Plan. The Committee selects participants from among eligible persons and, subject to the terms of the Plan, determines the type, size and time of grant of stock incentive awards, determines the terms and conditions of awards and makes all other determinations necessary or advisable for the administration of the Plan. Each award under the Plan will be evidenced by a written award agreement approved by the Committee (the "Award Agreement").

Eligibility:

     The Committee may make awards to any person who is an officer, director or key employee of the Corporation or any subsidiary thereof.

Shares Available for Awards:

     No more than 1,000,000 shares of the Corporation's common stock may be issued under the Plan. The shares that may be issued may be authorized but unissued shares or treasury shares. If there is a stock split, stock dividend or other relevant change affecting the common shares, the Committee will make appropriate adjustments in the maximum number of shares issuable under the Plan and subject to outstanding incentive awards.

Term of the Plan:

     Unless earlier terminated by the Board, the Plan will terminate May 1, 2018. Termination of the Plan does not affect any outstanding awards granted prior to the termination of the Plan.

Forfeiture upon Termination for Cause:

     Subject to the provisions of the Award Agreement to which such award relates, upon the termination of employment of an employee for cause, the employee forfeits all benefits associated with any award including all unexercised Options whether or not previously vested, all unexercised stock appreciation rights ("SARs") whether or not previously vested and all Restricted Shares, Restricted Share Units and Performance Shares for which the delivery of Shares has not yet occurred.

Types of Awards and Annual Award Limits:

     The Plan permits the grant of incentive awards in the form of options, stock appreciation rights, restricted share and share unit awards, and performance share awards. In addition, the Plan also provides that a portion of a participant's compensation otherwise payable in cash may be paid in common shares of the

Corporation. The Plan contains annual limits on certain types of awards to individual participants. In any calendar year, no participant may be granted awards covering more than 100,000 shares.

     Options. A stock option provides for the purchase of shares in the future at an exercise price per share that may not be less than 100% of the fair market value of a share on the date the option is granted. Stock options may be either nonqualified options or incentive stock options, which meet the requirements of
Section 422 of the Code. The term of an option may not exceed ten years.

     Stock Appreciation Rights. Awards may be made of SARs which may include awards that are settled solely in shares of the Corporation known as "stock only stock appreciation rights" ("SOSARs"). The exercise price of a SAR will never be less than the fair market value of the shares on the date of the award. Upon exercise, the holder of a SAR is entitled to receive shares or other property as set forth in the award.

     Restricted Share and Share Unit Awards. A restricted share or share unit award is an award of shares (or in the case of units convertible into shares) that may not be sold, transferred, pledged, or otherwise transferred until the restrictions established by the Committee at the time of grant are satisfied. The Award Agreement sets forth the restrictions applicable to an individual award and may include time vesting restrictions, noncompetition restrictions, and performance restrictions.

     Performance Share Awards. The Committee may grant performance share awards under which payment is made, in the Committee's discretion, in shares upon the attainment of specified performance objectives selected by the Committee. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The granting of performance-based awards under the Plan will generally qualify for deductibility under Section 162(m) of the Code.

     Stock Awards. The Committee may grant eligible persons awards of shares of the Corporation's common stock for services in lieu of bonus or other cash compensation, or for any other valid purpose determined by the Committee. Stock awards are free of any restrictions on transfer and upon issuance of the shares, the holder has all of the rights of a shareholder.

Rule 16b-3 Compliance:

     The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act, as such rule may be amended from time to time ("Rule 16b-3"). All transactions involving any participant subject to Section 16(a) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan.

Code Section 162(m) Compliance:

     The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to "performance-based compensation" for Section 162(m) Persons. Unless the Committee expressly determines otherwise, any provision of this Plan that is contrary to such requirements does not apply to such "performance-based compensation."

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits


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

The following exhibits are furnished herewith:

EXHIBIT

NUMBER                EXHIBIT DESCRIPTION
------                -------------------
10       MBT Financial Corp. 2008 Stock Incentive Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                        MBT FINANCIAL CORP.


Date: June 5, 2008                      By: /S/ John L. Skibski
      ---------------                       ------------------------------------
                                            John L. Skibski
                                            Executive Vice President and CFO


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